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                                                                   EXHIBIT 10.37

                               AVANEX CORPORATION

                           THIRD AMENDED AND RESTATED

                          SHAREHOLDER RIGHTS AGREEMENT

     This Third Amended and Restated Shareholder Rights Agreement (this "Agreement"), made as of this 14th day of January, 2000 and effective upon the closing of the transactions contemplated by the Subscription Agreements (as defined below) by and among Avanex Corporation, a California corporation (the "Company"), the purchasers of the Company's Series A Preferred Stock (the "Series A Preferred"), Series B Preferred Stock (the "Series B Preferred") and Series C Preferred Stock (the "Series C Preferred") pursuant to that certain Amended and Restated Series A Preferred, Series B Preferred and Series C Preferred Stock Purchase Agreement dated February 19, 1999 between the Company and such purchasers (the "Series A,B,C Agreement"), the purchasers of the Company's Series D Preferred Stock (the "Series D Preferred") pursuant to that certain Series D Preferred Stock Purchase Agreement dated September 14, 1999 (the "Series D Agreement") between the Company and such purchasers (including purchasers in subsequent closings under the Series D Agreement who execute a counterpart signature page to this Agreement) (the purchasers of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred are collectively referred to herein as the "Prior Purchasers"; the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred are collectively referred to herein as the "Preferred Stock") and the purchasers of the Company's Common Stock pursuant to Subscription Agreements dated January ___, 2000 (the "Subscription Agreements") between the Company and such purchasers (the "Common Stock Purchasers"). (The Prior Purchasers and the Common Stock Purchasers are collectively referred to herein as the "Purchasers").

     WHEREAS, the Company and Common Stock Purchasers entered into the Subscription Agreements pursuant to which the Company agreed to grant to the Common Stock Purchasers registration rights upon the terms hereinafter set forth;

     WHEREAS, the Company and the Prior Purchasers have entered into that certain Second Amended and Restated Shareholders' Rights Agreement dated September 14, 1999 (the "Prior Agreement");

     WHEREAS, pursuant to Section 24 of the Prior Agreement, the Prior Agreement may be amended as set forth herein with the Company's prior written consent and the consent of the holders of a majority of the outstanding Registrable Securities under such Prior Agreement;

     WHEREAS, the parties hereto consisting of the Company, the Founders, the Prior Purchasers and the Common Stock Purchasers desire to amend, restate and supersede in their entirety the terms of the Prior Agreement as set forth herein and to modify certain provisions thereof;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

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                                    AGREEMENT

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any successor agency.

     "Registrable Securities" shall mean (i) shares of the Company's Common Stock issued or issuable upon the conversion of the Series A Preferred, Series B Preferred, or Series C Preferred or Series D Preferred; (ii) any Common Stock of the Company or other securities issued or issuable in respect of shares of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred; (iii) shares of the Company's Common Stock or other securities issued or issuable with respect to, or in exchange for or in replacement of shares of the Company's Common Stock issued or issuable upon conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred or other securities convertible into or exercisable for the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred upon any stock split, stock dividend, recapitalization, or similar event, and (iv) shares of the Company's Common Stock issued pursuant to the Subscription Agreements (the "Subscription Shares") and any securities of the Company issued or issuable with respect to the Subscription Shares or in exchange for or in replacement thereof; provided, however, that any shares described in clauses (i)-(iv) above which have been resold to the public or with respect to which the registration rights of the holder thereof have terminated pursuant to Section 10 hereof shall cease to be Registrable Securities.

     "Holder" shall mean each Purchaser and any transferee of Registrable Securities who, pursuant to Section 15 below, is entitled to registration rights hereunder.

     "Preferred Stock Agreements" shall mean the Series A,B,C Agreement and the Series D Agreement.

     "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof (or any similar legend).

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below), and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 5, 6 and 9 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, accounting fees of the Company, and the expense of any special audits incident to or required by any such registration.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders.


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     2.   Restrictions on Transferability. The Restricted Securities shall not be transferable except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder of Restricted Securities will cause any proposed transferee of the Restricted Securities held by such Holder to agree to take and hold such Restricted Securities subject to the provisions and upon the conditions specified in this Agreement.

     3. Restrictive Legend. Each certificate representing (i) the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or the Subscription Shares, (ii) shares of the Company's Common Stock issued upon conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred, (iii) the Subscription Shares and (iv) any other securities issued in respect of the Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or the Subscription Shares and Common Stock issued upon conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

     4. Notice of Proposed Transfers. The Holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed transfer of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by a Purchaser to any of its partners, or retired partners, or to the estate of any of its partners or retired partners, (iii) a transfer to an affiliated fund or partnership, (iv) transfers in compliance with Rule 144, so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company, addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such


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Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in
Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     5.   Requested Registration.

          (a) Request for Registration. If at any time after the earlier of (i) five years from September 14, 1999 or (ii) six months after the closing date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, the Company shall receive from any Holder or group of Holders holding at least a majority of the Registrable Securities (the "Initiating Holders") a written request that the Company effect any registration, qualification or compliance with respect to at least thirty percent (30%) of the shares of Registrable Securities, or such lesser number of shares of Registrable Securities if the reasonably anticipated aggregate proceeds of such offering exceed $15,000,000, the Company will:

               (x) promptly give written notice of the proposed registration, qualification or compliance to all other Holders holding Registrable Securities; and

               (y) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company;

          Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5:

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (B) After the Company has effected two such registrations pursuant to this Section 5(a), such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold; or

                    (C) Within six months following the effective date of a registration statement previously filed by the Company.


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     Subject to the foregoing clauses (A), (B) and (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. If, however, the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holder, provided, however, that the Company may not utilize this right more than once in any twelve-month period.

          (b) Microsoft Request. If at any time after six months after the closing date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, the Company shall receive a written request that the Company effect a registration, qualification or compliance with respect to any Subscription Shares held by Microsoft Corporation ("Microsoft"), the Company will as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Subscription Shares;

          Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5(b):

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                    (B) After the Company has effected one such registration statement pursuant to this Section 5(b) and such registration has been declared or ordered effective;

                    (C) Within six months following the effective date of a registration statement filed by the Company;

          And provided further, that:

                    (D) No offering of securities undertaken upon a registration requested pursuant to this Section 5(b) shall be underwritten and the Company shall only be obligated to keep such registration statement effective for a period of 30 days.

     Subject to the foregoing clauses (A), (B) (C) and (D), the Company shall file a registration statement covering the Subscription Shares so requested to be registered as soon as practicable after receipt of the request or requests therefor. If, however, the Company shall furnish to the party requesting such registration a certificate signed by the President of the Company stating that, in the


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good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request for registration; provided, however, that the Company may not utilize this right with respect to the particular party requesting such resignation more than once in any twelve month period.

          (c) MCI Worldcom Request. If at any time after six months after the closing date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, the Company shall receive a written request that the Company effect a registration, qualification or compliance with respect to any Subscription Shares held by MCI WorldcomVenture Fund ("Worldcom"), the Company will as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Subscription Shares;

          Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 5(c):

                    (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                    (B) After the Company has effected one such registration statement pursuant to this Section 5(b) and such registration has been declared or ordered effective

                    (C) Within six months following the effective date of a registration statement filed by the Company

          And provided further, that:

                    (D) No offering of securities undertaken upon a registration requested pursuant to this Section 5(c) shall be underwritten and the Company shall only be obligated to keep such registration statement effective for a period of 30 days.

     Subject to the foregoing clauses (A), (B) (C) and (D), the Company shall file a registration statement covering the Subscription Shares so requested to be registered as soon as practicable after receipt of the request or requests therefor. If, however, the Company shall furnish to the party requesting such registration a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request for registration;


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provided, however, that the Company may not utilize this right with respect to the particular party requesting such resignation more than once in any twelve month period.

          (d) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request under Section 5(a) by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 5(a) and the Company shall include such information in the written notice referred to in Section 5(a)(x). The right of any Holder to registration pursuant to Section 5(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the Holders) and to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then, subject to the provisions of Section 5(a), the Company shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company may offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 5(d). If the registration does not become effective due to the withdrawal of Registrable Securities, then either (1) the Holders requesting registration shall reimburse the Company for expenses incurred in complying with the request or (2) the aborted registration shall be treated as effected for purposes of Section 5(a)(B).

     6.   Company Registration.

          (a) Notice of Registration. If the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders exercising their respective requested registration rights, other than (i) a registration relating solely to employee benefit plans,
(ii) a registration relating solely to a transaction pursuant to Rule 145 of the Securities Act, (iii) a registration requested pursuant to Section 5(b) or 5(c) hereof, or (iv) a registration on Form S-3 or Form S-4 solely for the purpose of registering shares issued in a non-underwritten offering in connection with a merger, combination or acquisition, the Company will:


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               (i)  promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder or Holders.

          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event, the right of any Holder to registration pursuant to Section 6 shall be conditioned upon such Holder's participation in such underwriting to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities and other securities to be distributed through such underwriting, provided that the Company may limit, to the extent so advised by the underwriters, the amount of Registrable Securities to be included in the registration by the Holders to an amount not less than 30% of the total number of securities included in the offering, unless such offering is the initial public offering of the Company's securities, in which case all Registrable Securities may be excluded from such offering. No Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company may offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 6(b).

          (c) In all registered public offerings, whether underwritten or not, the amount of Registrable Securities of Holders which are included in such registration, in accordance with the limitations set forth in Section 6(a)(ii) above, shall be allocated to the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which would be held by each of such Holders assuming conversion of all outstanding Series A Preferred, Series B Preferred and Series C Preferred as of the date of the notice given pursuant to this Section 6.

     7. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 5(a), Section 6 and Section 9 shall be borne by the Company. All Selling Expenses relating to securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered. Notwithstanding the foregoing, all Registration Expenses and Selling Expenses incurred by the


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

Company in connection with a registration requested pursuant to Section 5(b) or 5(c) hereof shall be borne by the party requesting such registration.

     8. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least 120 days or until the distribution described in the registration statement has been completed; provided, however, that such one 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; provided however that, in the case of any registration requested pursuant to Section 5(b) or 5(c), the Company shall be obligated to use its best efforts to keep such registration statement effective for a period of only 30 days.;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;


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

          (g) Cause such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

          (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     9.   Registration on Form S-3. In addition to the rights set forth in
Section 5, if the Holders holding at least 30% of the Registrable Securities request in writing that the Company file a registration statement on Form S-3 (or any successor thereto) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register securities for such an offering, the Company shall use its best efforts to cause such shares to be registered for the offering on such form (or any successor thereto). The Company will promptly give written notice of the request for the proposed registration to all other Holders and include all Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 30 days after receipt of such written notice from the Company. The substantive provisions of
Section 5(d) shall be applicable to each registration initiated under this
Section 9. A Holder or group of Holders is entitled to an unlimited number of Form S-3 registrations; provided, however, that the Company shall be required to file no more than one (1) such registration statement during any 12-month period.

     10. Termination of Registration Rights. The registration rights granted pursuant to this Agreement shall terminate (i) as to all Holders on the fifth anniversary of the closing of the Company's initial public offering and (ii) as to any Holder, at such time after the Company's initial public offering as the Registrable Securities held by such Holder represents 1% or less of the outstanding Common Stock of the Company and such Holder is able to sell such Registrable Securities under Rule 144 or such Holder is able to sell all Registrable Securities held by it pursuant to Rule 144(k) promulgated under the Securities Act.

     11. Lockup Agreement. In consideration for the Company agreeing to its obligations under this Agreement each Holder of Registrable Securities and each transferee pursuant to Section 15 hereof agrees, in connection with the first registration of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or other securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify; provided, however that all executive officers and directors of the Company must enter into similar Lock-Up Agreements as well. Each Holder agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce the provisions of this Section 11.

     12.  Indemnification.

          (a) The Company will indemnify each Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling


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

such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners and such Holder's legal counsel and independent accountants, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, legal counsel, independent accountants, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the gross proceeds before expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section 12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnified Party (together with all other Indemnified Parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     13. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     14. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) Use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements); and

          (c) Furnish to Holders of Registrable Securities forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     15. Transfer of Registration Rights. The right to cause the Company to register securities granted hereunder may be assigned to a transferee or assignee who acquires at least 500,000 shares of Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred (or Common Stock issued on conversion thereof) or of Subscription Shares (as adjusted for stock splits, reverse stock splits or similar events after the date hereof including the stock split effected in connection with the Company's reincorporation in Delaware; ie:
750,000 shares following such reincorporation), provided that the Company is given written notice of such assignment prior to such assignment. In addition, rights to cause the Company to register securities may be freely assigned (a) to any constituent partner or retired partner of a Holder, where such Holder is a partnership, (b) to any affiliate (as that term is defined in Rule 405 promulgated by the Commission under the Securities Act), (c) to any officer, director or principal shareholder thereof, where such Holder is a corporation or
(d) to the spouse, children, grandchildren or spouse of such children or grandchildren of any Holder or to trusts for the benefit of any Holder or such persons where the Holder is a natural person.

     16. Subsequent Grant of Registration Rights. The Company shall not grant rights to have securities other than the Registrable Securities registered under the Securities Act that are pari passu or superior to the registration rights granted herein without the written consent of the holders of a majority of the shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred (or Common Stock issued upon conversion thereof) and the Subscription Shares (voting together as a single class on an as converted basis).

     17.  Company Covenants. The Company hereby covenants and agrees as follows:

          17.1 Annual Financial Information. The Company will furnish to each Purchaser for so long as such Purchaser is a holder of any Subscription Shares or shares of Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred purchased by such person pursuant to the Series A,B,C Agreement or the Series D Agreement (or Common Stock issued upon conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred), as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company.

          17.2 Quarterly Financial Information and Financial Plan. The Company will furnish the following reports to each Purchaser for so long as such Purchaser is a holder of at least 500,000 shares of Subscription Shares, Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred (or Common Stock issued upon conversion of Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred or a combination of such Series A Preferred, Series B Preferred, Series C Preferred and Common Stock) (adjusted for stock splits, reverse stock splits or similar events after the date hereof including the stock split effected in connection with the Company's reincorporation in Delaware; ie:
750,000 shares following such reincorporation).

          (a) As soon as practicable after the end of each fiscal quarter (except for the fiscal quarter ending December 31 of each year), and in any event with 45 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and cash flow statements and consolidated statements of income for each quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company, together with a comparison of such statements to the Company's operating plan then in effect and approved by its Board of Directors.

          (b) As soon as available (but in any event within 10 days after the commencement of its fiscal year), a summary of the financial plan of the Company for each fiscal year, including (but not limited to) a cash flow projection and operating budget, calculated monthly, as contained in its operating plan approved by the Company's Board of Directors.

          17.3 Assignment of Rights to Financial Information. The rights to receive information pursuant to Section 17.1 may be assigned or otherwise conveyed by any Purchaser or subsequent transferee to any transferee of shares of Subscription Shares, Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred (or Common Stock issued upon conversion thereof). The rights specified in Section 17.2 may be assigned or otherwise conveyed by a Purchaser or subsequent transferee only to a transferee who acquires at least 500,000 shares of Subscription Shares, Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred (or Common Stock issued upon conversion thereof) (adjusted for stock splits, reverse stock splits or similar events after the date hereof including the stock split effected in connection with the Company's reincorporation into Delaware as described above).

          17.4 Inspection. The Company shall permit each Prior Purchaser for so long as such Prior Purchaser is eligible to receive reports under Section 17.2 at such Prior Purchaser's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Prior Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section 17.4 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          17.5 Confidentiality Agreement. Each Purchaser and any successor or assign of such Purchaser, who receives from the Company or its agents, directly or indirectly, any information which the Company has not made generally available to the public, pursuant to the preparation and execution of this Agreement or disclosure in connection therewith or pursuant to the provisions of this Section 17, acknowledges and agrees that such information is confidential and for its use only in connection with evaluating its investment in the Company, and further agrees that it will not disseminate such information to any person other than its accountant, investment advisor or attorney and that such dissemination shall be only for purposes of evaluating its investment.

          17.6 Termination of Covenants. Notwithstanding anything to the contrary set forth herein, the covenants set forth in this Section 17 shall terminate and be of no further force or effect after the date upon which the first registration statement filed by the Company under the Securities Act in connection with an underwritten public offering of its securities first becomes effective ("IPO").

     18. Rights of First Refusal. The Company hereby grants to each Prior Purchaser who holds at least 600,000 shares of Registrable Securities the right of first refusal to purchase its pro rata share of "New Securities" (as defined in this Section 18) that the Company may, from time to time propose to sell and issue. Such pro rata share, for purposes of this right of first refusal, is the ratio of (X) the number of shares of Common Stock immediately prior to the issuances of New Securities then owned by such Purchaser or issuable upon the conversion of the Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred then owned by such Prior Purchaser (including shares issuable upon exercise of options or warrants held by such Purchaser), to (Y) the total number of shares of Common Stock immediately prior to the issuances of New Securities then outstanding, after giving effect to the conversion of all outstanding convertible securities (including the Series A Preferred Stock, Series B Preferred, Series C Preferred and Series D Preferred) and the exercise of all outstanding options. This right of first refusal shall be subject to the following provisions:

          (a) "New Securities" shall mean any Common Stock and Preferred Stock of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase Common Stock or Preferred Stock and securities of any type whatsoever that are, or may become, convertible into Common Stock or Preferred Stock; provided, however, that "New Securities" does not include the following:

               (i) the Series A Preferred, the Series B Preferred, the Series C Preferred or any agreement or commitment to issue any of the foregoing;

               (ii) shares of Common Stock, or options to purchase shares of Common Stock (including all options granted by the Company prior to the date of this Agreement), issued or granted to officers, directors and employees of, or consultants to, the Company pursuant to a stock grant, employee restricted stock purchase agreement, option plan or purchase plan or other stock incentive program (collectively, the "Plans");

               (iii) shares of Common Stock issuable upon conversion of the Series A Preferred, Series B Preferred and Series C Preferred;

               (iv) securities of the Company offered to the public pursuant to a firm commitment underwritten public offering pursuant to a registration statement filed under the Securities Act;

               (v) securities of the Company issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such other corporation;

               (vi) securities of the Company issued in connection with equipment lease financing transactions, real estate leases or bank financing transactions the principal purpose of which is not to raise equity funding;

               (vii) securities issued to corporate partners or in connection with other strategic alliances if the Board of Directors agrees that such transaction should be excluded from operation of this Section 18; and

               (viii) shares of Common Stock or Preferred Stock issued in connection with any stock split, stock dividend, or recapitalization by the Company.

          (b) In the event that Company proposes to undertake an issuance of New Securities, it shall give each Prior Purchaser written notice of its intention, describing the type of New Securities, the price, and the general terms upon which the Company proposes to issue the same. Each Prior Purchaser shall have twenty (20) business days after receipt of such notice to agree to purchase its pro rata share of such New Securities at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If any Prior Purchaser fails to agree to purchase its full pro rata share within such twenty
(20) business day period, the Company shall give the Prior Purchasers who did so agree (the "Electing Purchasers") notice of the number of shares which were not subscribed for. Such notice may be by telephone if followed by written confirmation within two days. The Electing Purchasers shall have five (5) business days from the date of such notice to agree to purchase their pro rata share of all of the New Securities not purchased by such non-purchasing Purchasers.

          (c) In the event that Prior Purchasers fail to exercise in full the right of first refusal within the twenty (20) business day plus five (5) business day period specified above, the Company shall have one hundred twenty
(120) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty
(60) days from the date of said agreement) the New Securities respecting which the rights of the Prior Purchasers were not exercised at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such one hundred twenty (120) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of such agreement) the Company shall not thereafter issue or sell any New Securities, without first offering such New Securities to the Prior Purchasers and in the manner provided above.

          (d) The right of first refusal granted under this Section 18 shall expire upon an IPO.

          (e) This right of first refusal is nonassignable except to any transferee to whom registration rights may be transferred pursuant to Section 15 of this Agreement.

     19. Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

     20. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. This Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof, including, but not limited to, the Prior Rights Agreement.

     21. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person by facsimile or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Purchaser, at such Purchaser's address set forth in Exhibit A, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address and facsimile number set forth at the end of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers (with a copy to Judith M. O'Brien, Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304; facsimile: (650) 493-6811).

     22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     23. Additional Parties. The parties to this Agreement acknowledge that the Company's Preferred Stock may be sold in multiple closings pursuant to the Purchase Agreement, and the parties hereto agree that all of the purchasers of Preferred Stock pursuant to the Purchase Agreement can be added as parties to this Agreement and granted all of the rights of Purchasers under this Agreement without any further action or approval by other parties to this Agreement.

     24. Amendment. Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and the Holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of Registrable Securities and the Company. Any Purchaser may waive any of its rights or the Company's obligations hereunder without obtaining the consent of any other person.

     25. Headings. Headings and the table of contents in this Agreement are for reference purposes only and shall not be deemed to have an substantive effect.

     IN WITNESS WHEREOF, the undersigned have executed this Third Amended and Restated Shareholder Rights Agreement as of the date set forth above.

                                        "COMPANY"

                                        AVANEX CORPORATION


                                        By: /s/ WALTER ALESSANDRINI
                                           -------------------------------------
                                           Walter Alessandrini,
                                           Chief Executive Officer

                                        Address: 42501 Albrae Avenue
                                                 Fremont, CA 94538




    [SIGNATURE PAGE THIRD AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

                                     "PURCHASERS"

                                     SEQUOIA CAPITAL FRANCHISE FUND
                                     SEQUOIA CAPITAL FRANCHISE PARTNERS
                                     SEQUOIA CAPITAL VII
                                       a California Limited Partnership
                                     SEQUOIA TECHNOLOGY PARTNERS VII
                                       a California Limited Partnership
                                     SQP 1997
                                     SEQUOIA 1997 LLC
                                     SEQUOIA INTERNATIONAL PARTNERS

                                     By: SC VII-A Management, LLC
                                         A California Limited Liability Company,
                                         its General Partner


                                     By: /s/ MICHAEL GOGUEN
                                         ------------------------------------
                                         Michael Goguen
                                         Managing Member



    [SIGNATURE PAGE THIRD AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

                                        CROSSPOINT VENTURE PARTNERS 1997


                                        By: /s/ Seth Neiman
                                           -------------------------------------
                                           Seth Neiman
                                           Partner


                                        CROSSPOINT VENTURE PARTNERS LS 1999


                                        By: /s/ Seth Neiman
                                           -------------------------------------
                                           Seth Neiman
                                           Partner



    [SIGNATURE PAGE THIRD AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

                                        MAYFIELD IX
                                          A Delaware Limited Partnership


                                        By: /s/ Todd Brooks
                                           -------------------------------------
                                           Mayfield IX Management, L.L.C.
                                           Its General Partner


                                        MAYFIELD ASSOCIATES FUND IV
                                          A Delaware Limited Partnership


                                        By: /s/ Todd Brooks
                                           -------------------------------------
                                           Mayfield IX Management, L.L.C.
                                           Its General Partner



    [SIGNATURE PAGE THIRD AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

                                        JAFCO CO., LTD.


                                        By: /s/ Barry Schiffman
                                           -------------------------------------
                                           JAFCO America Ventures, Inc.
                                           Its General Partner


                                        JAFCO R-3 INVESTMENT ENTERPRISE
                                        PARTNERSHIP


                                        By: /s/ Barry Schiffman
                                           -------------------------------------
                                           JAFCO America Ventures, Inc.
                                           Its Executive Partner


                                        JAFCO JS-3 INVESTMENT ENTERPRISE
                                        PARTNERSHIP


                                        By: /s/ Barry Schiffman
                                           -------------------------------------
                                           JAFCO America Ventures, Inc.
                                           Its Executive Partner


                                        JAFCO G6-(A) INVESTMENT ENTERPRISE
                                        PARTNERSHIP


                                        By: /s/ Barry Schiffman
                                           -------------------------------------
                                           JAFCO America Ventures, Inc.
                                           Its Executive Partner


                                        JAFCO G6-(B) INVESTMENT ENTERPRISE
                                        PARTNERSHIP


                                        By: /s/ Barry Schiffman
                                           -------------------------------------
                                           JAFCO America Ventures, Inc.
                                           Its Executive Partner


                                        U.S. INFORMATION TECHNOLOGY NO. 2
                                        INVESTMENT ENTERPRISE PARTNERSHIP


                                        By: /s/ Barry Schiffman
                                           -------------------------------------
                                           JAFCO Co., Ltd.
                                           Its Executive Partner



    [SIGNATURE PAGE THIRD AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

                                        WS INVESTMENT 98


                                        By: /s/ JUDITH M. O'BRIEN
                                           -------------------------------------
                                           Partner


                                        WS INVESTMENT 99B


                                        By: /s/ JUDITH M. O'BRIEN
                                           -------------------------------------
                                           Partner


                                        BRADFORD C. O'BRIEN AND JUDITH M.
                                        O'BRIEN, TRUSTEES OF THE O'BRIEN FAMILY
                                        TRUST U/D/T DATED 7/1/92


                                        By: /s/ JUDITH M. O'BRIEN
                                           -------------------------------------
                                           Judith M. O'Brien

                                        BRUCE MCNAMARA


                                        ----------------------------------------


                                        ALISANDE M. ROZYNKO AND WILLIAM C. NIETO
                                        AS COMMUNITY PROPERTY


                                        ----------------------------------------


                                        THOMAS I. SAVAGE AND JANET S. KIM JTWROS

                                        /s/ THOMAS I. SAVAGE
                                        ----------------------------------------


                                        /s/ JANET S. KIM
                                        ----------------------------------------


                                        IRWIN GROSS


                                        ----------------------------------------




    [SIGNATURE PAGE THIRD AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

                                        MICROSOFT CORPORATION


                                        By: /s/ JOHN CONNORS
                                           -------------------------------------
                                           Name: John Connors
                                           Title: SUP-CFO



    [SIGNATURE PAGE THIRD AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]

                                        MCI WORLDCOM VENTURE FUND


                                        By: /s/ DOUGLAS C. WEBSTER
                                           -------------------------------------
                                           Name: Douglas C. Webster
                                           Title: Vice President



    [SIGNATURE PAGE THIRD AMENDED AND RESTATED SHAREHOLDER RIGHTS AGREEMENT]